UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2016

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware		19890-1615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 636-6019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed on November 10, 2016 in a Quarterly Report on Form 10-Q of the Motors Liquidation Company GUC Trust (the “GUC Trust”), certain plaintiffs in actions relating to the recall of vehicles manufactured by General Motors Corporation, n/k/a Motors Liquidation Company (together with its consolidated subsidiaries, “Old GM”) for ignition switch and other defects appealed certain threshold decisions (the “Threshold Issues Decision”) made by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) in the United States Court of Appeals for the Second Circuit (the “Second Circuit”) in In re Motors Liquidation Co., Nos. 15-2844, 15-2847, 15-2848 (the “Appeal”). As previously disclosed on July 18, 2016 in a Current Report on Form 8-K of the GUC Trust, on July 13, 2016, the Second Circuit reached a decision on the Appeal (the “Second Circuit Opinion”), including a decision to vacate the Bankruptcy Court’s holding that barred certain claims against the GUC Trust in those actions.

Following the rendering of the Second Circuit Opinion, further related proceedings were remanded to the Bankruptcy Court. On December 13, 2016, the Bankruptcy Court entered an Order to Show Cause Regarding Certain Issues Arising from Lawsuits with Claims Asserted Against General Motors LLC (“New GM”) That Involve Vehicles Manufactured by General Motors Corporation (“Old GM”) (the “Order to Show Cause”). Also on December 13, 2016, New GM filed a Petition for Writ of Certiorari (the “Cert Petition”) with the Supreme Court of the United States of America (the “Supreme Court”), asking the Supreme Court to review the Second Circuit Opinion. The Order to Show Cause and the Cert Petition are discussed further below.

Background

In July 2009, New GM purchased assets (the “363 Sale”) from Old GM pursuant to a Bankruptcy Court order relying on Section 363 of the Bankruptcy Code (the “Sale Order”) under which certain product liability and property damage claims were barred against New GM, as the successor corporation, where such claims arose before July 9, 2009, the closing date of the 363 Sale.

Following New GM’s recall of vehicles for ignition switch and other defects throughout 2014, hundreds of lawsuits were filed. Plaintiffs in those suits included those who had suffered pre-closing injuries allegedly arising from the ignition switch defect (the “Pre-Closing Accident Plaintiffs”), plaintiffs who had suffered post-closing injuries allegedly arising from the ignition switch defect (the “Post-Closing Accident Plaintiffs”) and plaintiffs who sought damages for alleged economic losses arising from the ignition switch defect and other defects in Old GM vehicles (the “Economic Loss Plaintiffs”). New GM sought to enjoin those lawsuits by filing motions in the Bankruptcy Court to enforce the Sale Order. The Bankruptcy Court, in the Threshold Issues Decision, determined certain threshold issues related to the motions to enforce the Sale Order. The Threshold Issues Decision was appealed to the Second Circuit, which affirmed in part, reversed in part, and remanded in part for further proceedings before the Bankruptcy Court.

Order to Show Cause

On December 13, 2016, the Bankruptcy Court entered the Order to Show Cause, which details five issues (the “2016 Threshold Issues”) that will be determined by the Bankruptcy Court as a method of advancing litigation related to the ignition switch defects in an orderly fashion. The 2016 Threshold Issues consist of the following:

•	First Threshold Issue: Whether the Bankruptcy Court’s Threshold Issues Decision, and subsequent decision reported at 541 B.R. 104 (Bankr. S.D.N.Y. 2015) (together with the Threshold Issues Decision, the “Prior Decisions”) are applicable to only Economic Loss Claimants whose claims derive from defects associated with NHTSA Recall No. 14v047, or whether the Prior Decisions are also applicable to Economic Loss Claimants whose claims derive from other, later, recalls. (The plaintiffs that are determined, pursuant to this First Threshold Issue to be the subject of the Prior Decisions are referred to herein as the “Ignition Switch Plaintiffs.” Plaintiffs that are determined to not be the subject of the Prior Decisions are referred to herein as the “Non-Ignition Switch Plaintiffs.”)

•	Second Threshold Issue: Whether Non-Ignition Switch Plaintiffs asserting economic loss claims based solely on New GM’s independent conduct after the closing of the 363 Sale (1) are entitled to assert such claims against New GM, (2) are barred from bringing such claims to the extent they did not appeal the Prior Decisions, or (3) are barred from bringing such claims because they are not truly independent claims.

•	Third Threshold Issue: Whether the portion of the Second Circuit Opinion relating to purchasers of used cars manufactured by Old GM after the 363 Sale permits such plaintiffs to assert all claims against New GM, or whether such claims are limited to (a) used car purchasers who appealed the Bankruptcy Court’s Prior Decisions, and/or (b) claims that are based solely on New GM’s independent conduct after the closing of the 363 Sale.

•	Fourth Threshold Issue: Whether Post-Closing Accident Plaintiffs are bound by the Sale Order, or whether they may bring successor liability claims against New GM and seek punitive damages in connection therewith notwithstanding a contrary decision by the Bankruptcy Court in November 2015.

•	Fifth Threshold Issue: Whether the Ignition Switch Plaintiffs and/or Non-Ignition Switch Plaintiffs satisfy the requirements for authorization to file late proof(s) of claim against the GUC Trust and/or are such claims equitably moot (the “Late Proof of Claim Issue”).

The Order to Show Cause provides that briefing with respect to the 2016 Threshold Issues (other than the Late Proof of Claim Issue) will commence on February 27, 2017 and close on April 7, 2017, with oral argument to be heard by the Bankruptcy Court on April 20, 2017 at 9:00 a.m. (such dates and times subject to change).

With respect to the Late Proof of Claim Issue, the Order to Show Cause provides that Brown Rudnick LLP (on behalf of certain Economic Loss Plaintiffs) and Goodwin Procter LLP (on behalf of certain Pre-Closing Accident Plaintiffs) will file separate motions (“Late Claim Motions”) seeking authority to file late proofs of claim against the GUC Trust by no later than December 22, 2016. Other plaintiffs who wish to join in the Late Claim Motions shall be entitled to file a letter with the Bankruptcy Court by January 6, 2017. The Order to Show Cause further provides that the Bankruptcy Court shall hold a status conference on January 12, 2017 at 9:00 a.m. (such dates and times subject to change) to address any issues arising from the Late Claims Motions, including (i) whether discovery is necessary with respect to the Late Claim Motions, (ii) if discovery is necessary, the appropriate parameters of such discovery, and (iii) an appropriate briefing schedule for the Late Claim Motions, including deadlines for objections and replies.

The Order to Show Cause provides that any person objecting to the procedures set forth in the Order to Show Cause must file an objection with the Bankruptcy Court no later than 20 days following the date of the Order to Show Cause. A copy of the Order to Show Cause is furnished as Exhibit 99.1 to this Form 8-K.

Cert Petition

On December 13, 2016, New GM filed its Cert Petition with the Supreme Court. The Cert Petition was docketed on December 15, 2016, as case number 16-764. Responses to the Cert Petition are due by January 16, 2017. There is no formal date by which the Cert Petition must be granted or denied.

Item 9.01	Exhibits.

Exhibit No.	Description

99.1	Order to Show Cause

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2016

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust Company

EXHIBIT INDEX

Exhibit No.	Description

99.1	Order to Show Cause

6